File No. 33-49454    CIK #889412

                  Securities and Exchange Commission
                      Washington, D. C. 20549

                          Post-Effective

                         Amendment No. 5

                               to

                            Form S-6


       For Registration under the Securities Act of 1933 of
        Securities of Unit Investment Trusts Registered on
                          Form N-8B-2

             The Kansas Tax-Exempt Trust, Series 54
                     (Exact Name of Trust)

                   RANSON & ASSOCIATES, INC.
                   (Exact Name of Depositor)

              120 South Market Street, Suite 450
                  Wichita, Kansas  67202
 (Complete address of Depositor's principal executive offices)

Ranson & Associates, Inc.                    Chapman and Cutler
Attn:  John A. Ranson                        Attention: Mark J. Kneedy
120 South Market Street, Suite 450           111 West Monroe Street
Wichita, Kansas  67202                       Chicago, Illinois  60603
      (Name and complete address of agents for service)

( X ) Check if it is proposed that this filing will become effective on November 29, 1996 pursuant to paragraph (b) of Rule 485.




              THE KANSAS TAX-EXEMPT TRUST, SERIES 54
            SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                   AS OF OCTOBER 31, 1996

         SPONSOR AND EVALUATOR:  RANSON & ASSOCIATES, INC.
   TRUSTEE:  INVESTORS FIDUCIARY TRUST COMPANY, KANSAS CITY, MISSOURI

GENERAL INFORMATION
Principal Amount of Municipal Bonds                                               $  2,965,000
Number of Units                                                                          3,520
Fractional Undivided Interest in the Trust per Unit                                  1 / 3,520
Principal Amount of Municipal Bonds per Unit                                      $     842.33
Public Offering Price:
     Aggregate Bid Price of Municipal Bonds in the Portfolio                      $  3,063,403
     Aggregate Bid Price of Municipal Bonds per Unit                              $     870.28
     Cash per Unit(1)                                                             $         --
     Sales Charge 5.82% (5.50% of the Public Offering Price)                      $      50.66
     Public Offering Price per Unit (exclusive of accrued interest)(2)            $     920.94
Redemption Price per Unit (exclusive of accrued interest)                         $     870.28
Excess of Public Offering Price per Unit Over Redemption Price per Unit           $      50.66
Minimum Value of the Trust under which Trust Agreement may be terminated          $    663,000
Original Date of Deposit:  July 23, 1992
Mandatory Termination Date:  December 31, 2042
     Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Central time on days of trading on the New York Stock
     Exchange next following receipt of an order for a sale or purchase of
     Units or receipt by the Trustee of Units tendered for redemption.

SPECIAL PER UNIT INFORMATION
Calculation of Estimated Net Annual Interest Income per Unit:(3)
     Estimated Annual Interest Income                                             $      53.72
     Less:  Estimated Annual Expense                                              $       1.89
     Estimated Net Annual Interest Income                                         $      51.83
Estimated Net Monthly Interest Distribution per Unit                              $       4.32
Estimated Daily Rate of Net Interest Accrual per Unit                             $      .1440
Estimated Current Return Based on Public Offering Price(3)                               5.63%
Trustee's Annual Fee                                                              $ 1.40 (including expenses) per $1,000 principal
                                                                                    amount of Bonds
Annual Evaluation Fee                                                             $.15 per $1,000 principal amount of Bonds
Annual Audit Fee                                                                  Maximum of $0.50 per Unit
Record and Computation Dates                                                      FIFTEENTH day of each month
Distribution Dates                                                                FIRST day of each month

[FN]
(1) This amount, if any, represents principal cash which is an asset of the Trust and is included in the determination of the Public Offering Price.

(2) Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On October 31, 1996, there was added to the Public Offering Price of $920.94 accrued interest to the settlement date of November 5, 1996, of $13.71, for a total price of $934.65 per Unit.

(3) The Estimated Current Return will vary with changes in the Public Offering Price and there is no assurance that the Estimated Current Return on the date hereof will be applicable on a subsequent date of purchase. The Estimated Current Return is increased for transactions entitled to a reduced sales charge (see "Estimated Current Return" - Part Two).



                        PROSPECTUS PART ONE
     NOTE:  Part One of this Prospectus may not be distributed
                  unless accompanied by Part Two.
 Please retain both parts of this Prospectus for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
     REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                 THE KANSAS TAX- EXEMPT TRUST

                           SERIES 54

                    FINANCIAL STATEMENTS
                 AND SCHEDULE OF INVESTMENTS

           YEARS ENDED JULY 31, 1996, 1995, AND 1994

                             WITH

                 INDEPENDENT AUDITORS' REPORT





                THE KANSAS TAX-EXEMPT TRUST

                         SERIES 54

      FINANCIAL STATEMENTS AND SCHEDULE OF INVESTMENTS

          YEARS ENDED JULY 31, 1996, 1995, AND 1994


                    TABLE OF CONTENTS


                                                               Page

Independent Auditors' Report                                     1

Financial Statements:

     Statement of Assets and Liabilities                         2

     Statements of Operations                                    3

     Statements of Changes in Net Assets                         4

     Schedule of Investments and Notes                           5-6

     Notes to Financial Statements                               7-9





                INDEPENDENT AUDITORS' REPORT




Unitholders
The Kansas Tax-Exempt Trust
Series 54


We have audited the accompanying statement of assets and liabilities of the Kansas Tax-Exempt Trust, Series 54, including the schedule of investments, as of July 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period ended July 31, 1996. These financial statements are the responsibility of the Sponsor's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Kansas Tax-Exempt Trust, Series 54 as of July 31, 1996, and the results of operations and changes in net assets for each of the three years in the period ended July 31, 1996, in conformity with generally accepted accounting principles.



                                       ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
November 22, 1996





                  THE KANSAS TAX-EXEMPT TRUST
                            SERIES 54
               STATEMENT OF ASSETS AND LIABILITIES
                         JULY 31, 1996


ASSETS:

     Municipal Bonds, at market value (cost $3,005,576) (Note 1)                       $3,045,462
     Cash                                                                                  19,719
     Accrued interest receivable                                                           44,869
                                                                                       __________
               Total assets                                                             3,110,050
                                                                                       __________



LIABILITIES AND NET ASSETS:

     Accrued liabilities                                                                    2,521
     Distributions payable to Unitholders                                                  15,202
                                                                                          ________
               Total liabilities                                                           17,723
                                                                                          ________



     Net assets, applicable to 3,520 Units outstanding (Note 5):
          Cost of Trust assets, exclusive of interest (Note 1)     $3,005,576
          Unrealized depreciation (Note 2)                             39,886
          Distributable funds                                          46,865
                                                                   ___________         __________
               Net assets                                                              $3,092,327
                                                                                       __________
                                                                                       __________
     Value per Unit (3,520 Units)                                                      $     879
                                                                                       __________
                                                                                       __________



[FN]
   The accompanying notes are an integral part of these financial statements.

                      THE KANSAS TAX-EXEMPT TRUST
                                SERIES 54
                         STATEMENTS OF OPERATIONS
                YEARS ENDED JULY 31, 1996, 1995, AND 1994


                                                        1996           1995           1994
                                                     __________    ____________    __________

Investment income - interest                         $ 189,654      $ 197,249      $ 210,785

Expenses (Note 3):
     Trustee's fees and related expenses                 3,784          4,159          4,395
     Evaluator's fees                                      707            782            826
     Audit fees                                          1,760          1,760          1,764
                                                     _________       ________       _________
          Total expenses                                 6,251          6,701          6,985
                                                     _________       ________       _________

Investment income - net                                183,403        190,548        203,800
                                                     _________       ________       _________
Realized and unrealized gain (loss) on investments:
     Net realized loss                                     (69)       (13,388)           132
     Unrealized appreciation (depreciation)             22,337         60,290       (220,978)
                                                     _________       ________       _________

Net gain (loss) on investments                          22,268         46,902       (220,846)
                                                     _________       ________       _________

Net increase (decrease) in net assets resulting
     from operations                                   $205,671       $237,450       $(17,046)
                                                     _________       ________       _________
                                                     _________       ________       _________



[FN]
   The accompanying notes are an integral part of these financial statements.

                      THE KANSAS TAX-EXEMPT TRUST
                                 SERIES 54
                   STATEMENTS OF CHANGES IN NET ASSETS
                YEARS ENDED JULY 31, 1996, 1995, AND 1994

                                                        1996             1995             1994
                                                     __________      ____________      _____________
Operations:
     Net investment income                           $  183,403       $  190,548        $  203,800
     Net realized gain (loss) on investments                (69)         (13,388)              132
     Unrealized appreciation (depreciation)
          on investments                                 22,337           60,290          (220,978)
                                                      _________        _________        ___________

                                                        205,671          237,450           (17,046)


Distributions to Unitholders:
     Net investment income (includes
         accrued interest to carry on called
         bonds: 1996-$(4,140); 1995-$4,885;
         1994-None)                                     183,150          196,049           203,619
     Principal                                           17,633          281,219             1,128
                                                      _________        _________        ___________

Total increase (decrease) in net assets                   4,888         (239,818)         (221,793)

Net assets:
     At the beginning of the period                   3,087,439        3,327,257         3,549,050
                                                      _________        _________        ___________
     At the end of the period
          (including distributable funds
          applicable to Trust Units: 1996-
          $46,865; 1995-$46,611; 1994-$52,112)       $3,092,327       $3,087,439        $3,327,257
                                                      _________        _________        ___________
                                                      _________        _________        ___________

Trust Units outstanding at the end of the period          3,520            3,520             3,520
                                                      _________        _________        ___________
                                                      _________        _________        ___________



[FN]
   The accompanying notes are an integral part of these financial statements.

                                              THE KANSAS TAX-EXEMPT TRUST
                                                         SERIES 54
                                                 SCHEDULE OF INVESTMENTS
                                                       July 31, 1996

                          NAME OF ISSUER,
AGGREGATE                 COUPON RATE AND                                                    REDEMPTION               MARKET
PRINCIPAL(4)              MATURITY DATE                                      RATING(1)       PROVISIONS(2)            VALUE(3)
_________________________________________________________________________________________________________________________________
$   150,000     Unified School District No. 441, Nemaha County, Kansas          AAA            2001 @ 100             $  151,831
                (Sabetha) General Obligation Refunding Bonds, Series 1992                      2005 @ 100 S.F.
                (AMBAC Insured) 5.75% Due 3/1/2007

    250,000     City of Pratt, Kansas Electric Utility System Refunding and     AAA            2000 @ 100                259,045
                Improvement Revenue Bonds, Series 1992 (AMBAC Insured)                         2008 @ 100 S.F.
                6.00% Due 11/1/2012

    500,000     City of Pratt, Kansas Electric Utility System Refunding and     AAA            2003 @ 100 S.F.           541,465
                Improvement Revenue Bonds, Series 1992 (AMBAC Insured)
                6.60% Due 11/1/2007(6)

     95,000     Cowley County, Kansas and Shawnee County, Kansas GNMA           AAA            2000 @ 18.83%              12,917
                Collateralized Mortgage Revenue Bonds, 1990 Series B                           2012 @ 48.01 S.F.
                (AMBAC Insured), 0.00% Due 6/1/2022(5)

    100,000     City of Chanute, Kansas Electric Light, Water and Gas           AAA            2000 @ 100                103,610
                Systems Refunding Revenue Bonds, Series A, 1992 (MBIA                          2002 @ 100 S.F.
                Insured) 5.875% Due 5/1/2004

    175,000     City of Kansas City, Kansas GNMA Collateralized Mortgage        AAA            2001 @ 103                181,158
                Revenue Bonds, Series 1991, 7.35% Due 12/1/2023                                2015 @ 100 S.F.

    500,000     City of Wamego, Kansas Pollution Control Refunding Revenue      AAA            2001 @ 102                548,677
                Bonds, Series 1991 (Kansas Gas and Electric Company)
                (MBIA Insured), 7.00% Due 6/1/2031

    550,000     City of Burlington, Kansas, Pollution Control Refunding         AAA            2001 @ 102                581,789
                Revenue Bonds, Series 1991 (Kansas Gas and Electric
                Company) (MBIA Insured), 7.00% Due 6/1/2031

    500,000     City of Salina, Kansas Combined Water and Sewage System         AAA            2000 @ 100                514,990
                Improvement Revenue bonds, Series 1992 (MBIA Insured),                         2010 @ 100 S.F.
                6.25% Due 10/1/2012

    145,000     Gove County, Kansas General Obligation Hospital Bonds,          AAA            2000 @ 100                149,980
                Series A, 1992 (AMBAC Insured) 6.20% Due 10/1/2010



___________                                                                                                            __________
 $2,965,000                                                                                                           $3,045,462
___________                                                                                                            __________
___________                                                                                                            __________


[FN]
             See accompanying notes to schedule of investments.

   The accompanying notes are an integral part of these financial statements.

                   THE KANSAS TAX-EXEMPT TRUST
                             SERIES 54
                 NOTES TO SCHEDULE OF INVESTMENTS


1     All ratings are by Standard & Poor's Corporation as of July 31, 1996.

2     There is shown under this heading the year in which each issue of
Bonds is initially redeemable and the redemption price for that year, or if currently redeemable, the redemption price in 1996. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. "SF" indicates a sinking fund is established with respect to an issue of Bonds. In addition, certain Bonds in the trust portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

     To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. The estimated current return in this event may be affected by such redemptions.


3     See Note 1 to the accompanying financial statements for a description of the method of determining cost and market value.

4     At July 31, 1996, the Portfolio of the Trust consists of 9 issues of
Bonds. Two of the issues in the Trust are general obligations of the governmental entities issuing them or are backed by the taxing power thereof. The remaining issues are payable directly or indirectly from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. All the issuers of the Bonds in the Trust are located in the State of Kansas, divided by source of revenue (and percentage of principal amount to total Trust) as follows: Single Family Housing, 2(9%); Hospital, 1(5%); Utility, 5(81%); and Education, 1(5%).

5     This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such bonds are normally described as "zero coupon" bonds. Over the life of such bonds the value increases such that upon maturity the holders of such bonds will receive 100% of the principal amount thereof. Approximately 3% of the aggregate principal amount of the Bonds in the Trust are "zero coupon" bonds.

6     This Bond is the same issue as another bond in the portfolio.


   The accompanying notes are an integral part of these financial statements.

                     THE KANSAS TAX-EXEMPT TRUST
                               SERIES 54

                     NOTES TO FINANCIAL STATEMENTS



1.     SIGNIFICANT ACCOUNTING POLICIES

Entity - The Trust is one of a series of unit investment trusts created under the laws of the State of Missouri pursuant to a Trust Indenture and Agreement (the "Agreement") dated July 23, 1992, and is registered under the Investment Company Act of 1940.

Valuation of Municipal Bonds - Municipal Bonds (Bonds) are stated at bid prices as determined by Ranson & Associates, Inc. (the "Evaluator"). The aggregate bid prices of the Bonds are determined by the Evaluator based on
(a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds - Cost of the Trust's Bonds was based on the offering prices of the Bonds on July 23, 1992 (Date of Deposit). The premium or discount (including any original issue discount) existing at July 23, 1992, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.


2.     UNREALIZED APPRECIATION

An analysis of net unrealized appreciation at July 31, 1996, follows:

     Gross unrealized appreciation     $ 50,277
     Gross unrealized depreciation      (10,391)
                                        ________
                                       $ 39,886
                                        ________
                                        ________

3.     EXPENSES OF THE TRUST

The Evaluator receives an annual fee of $.25 per $1,000 principal amount of the underlying Bonds in the portfolio of the Trust based on the largest aggregate amount of Bonds in the Trust at any time during such period. The Trustee receives for ordinary services an annual fee from the Trust of $1.40 per $1,000 of principal amount of bonds based on the largest aggregate amount of Bonds in the Trust at any time during such period. The Indenture provides for the Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The audit fee paid by the Trust shall not exceed $.50 per Unit on an annual basis.


4.     FEDERAL INCOME TAXES

The Trust is not taxable for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

                               (continued)
                                    7





                    THE KANSAS TAX-EXEMPT TRUST
                              SERIES 54
                    NOTES TO FINANCIAL STATEMENTS
                             (CONTINUED)

5.     OTHER INFORMATION

Cost to investors - The cost to initial investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.82% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.82% of the net amount invested).

A reconciliation of the original cost of units to investors to the net amount applicable to investors as of July 31, 1996, is set forth below:

     Original cost to investors                            $  3,325,120
     Less:
          Cost of securities sold or redeemed since
            date of deposit                                    (319,542)
          Net unrealized appreciation of securities              39,886
                                                           _____________

     Net amount applicable to investors                    $  3,045,462
                                                           _____________
                                                           _____________

Distributions - Distributions of net interest income to Unitholders are declared on the 15th of each month and paid on the 1st day of the succeeding month. An initial distribution to investors of $4.83 per Unit was paid on December 1, 1992. An aggregate distribution of $4,106 ($1.17 per unit) was distributed to the Sponsor of the Trust representing interest income from the Date of Deposit to July 30, 1992 (first settlement date).

Redemptions - Units tendered for redemption are redeemed at a price determined on the basis of bid prices of the securities of the Trust. No units were redeemed during 1996, 1995 or 1994.

Investment transactions - Proceeds from the sale oR call of municipal bonds were $17,634, $281,219 and $1,128 for 1996, 1995 and 1994, respectively.


                      (continued)
                           8


                    THE KANSAS TAX-EXEMPT TRUST
                              SERIES 54
                    NOTES TO FINANCIAL STATEMENTS
                             (CONTINUED)


5.  OTHER INFORMATION (CONTINUED)


Selected data for a Unit of the Trust outstanding for each period -


                                                        1996            1995             1994
                                                     __________      ____________     ____________

     Investment income - interest                    $   53.88       $   56.04         $   59.88
     Expenses                                             1.78            1.90              1.98
                                                      ________        ________          ________
     Investment income - net                             52.10           54.14             57.90

     Distributions to Unitholders:
          Investment income - net                       (52.03)         (55.70)           (57.85)
          Principal                                      (5.00)         (79.89)             (.32)
     Net gain (loss) on investments                       6.32           13.32            (62.74)
                                                      ________        ________          ________

     Increase (decrease) in net asset value               1.39          (68.13)          (63.01)

     Net asset value:
          Beginning of each period                      877.11          945.24         1,008.25
                                                      ________        ________          ________

          End of each period, including
               distributable funds                     $878.50         $877.11          $945.24
                                                      ________        ________          ________
                                                      ________        ________          ________



                                    9





       CONSENT OF ALLEN, GIBBS & HOULIK, L.C., INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Legal and Auditing Matters" and to the use of our report dated November 22, 1996 in this Post-Effective Amendment No. 5 to the Registration Statement (Form S-6 No. 33-49454) and related Prospectus of The Kansas Tax-Exempt Trust, Series 54.



                                       ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
November 22, 1996







      THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.
               BOTH PARTS OF THIS PROSPECTUS SHOULD BE
                   RETAINED FOR FUTURE REFERENCE.

PROSPECTUS                                                        PART TWO

                  THE KANSAS TAX-EXEMPT TRUST
               Available Only to Kansas Residents

THE TRUST. The Trust consists of a portfolio comprised of interest bearing obligations issued by or on behalf of municipalities or other governmental authorities in the State of Kansas (the "Bonds" or "Securities"). In the opinion of counsel, interest income to the Trust and to Certificateholders, with certain exceptions, is exempt under existing law from Federal and Kansas state income taxes and local Kansas intangible personal property taxes, but may be subject to the Federal alternative minimum tax and other state and local taxes. Capital gains, if any, are subject to tax. The objectives of the Trust include (1) interest income which is exempt from Federal income taxes, Kansas state income taxes and intangible personal property taxes levied by Kansas counties, cities and townships, (2) conservation of capital, and (3) liquidity of investment (see "Objectives of the Trust"). For a listing of any Bonds subject to the federal alternative minimum tax see Part One of this Prospectus. The payment of interest and the preservation of capital are dependent

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is that date as set forth in Part One of this Prospectus.

                    RANSON & ASSOCIATES, INC.
                             Sponsor

upon the continuing ability of the issuers and/or obligors of the Bonds to meet their respective obligations. Certain of the Bonds are obligations which derive their payment from mortgage loans. A substantial portion of such bonds will probably be redeemed prior to their scheduled maturities; any such early redemption will reduce the aggregate principal amount of the Trust and may also affect the Estimated Long-Term Return and the Estimated Current Return. There is no assurance that the Trust's objectives will be met. The Sponsor of the Trust is Ranson & Associates, Inc., Suite 450, 120 South Market Street, Wichita, Kansas 67202.

PUBLIC OFFERING PRICE. The secondary market Public Offering Price will be equal to the aggregate bid price of the Bonds in the portfolio of the Trust divided by the number of Units outstanding, plus a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." If the Bonds in the Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering Information." In addition, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement (five business days after order). See "Accrued Interest to Carry." The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

THE UNITS. Each Unit represents a fractional undivided interest in the principal and net income of the Trust. The minimum purchase is one Unit.

DISTRIBUTIONS. Distributions of interest received by the Trust will be made on a monthly basis (prorated on an annual basis) on the first day of each month to holders of record on the fifteenth day of the preceding month. Distributions of funds in the Principal Account, if any, will also be made monthly on the first day of each month to holders of record on the fifteenth day of the preceding month. See "Distribution of Interest and Principal."

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with any changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the Bonds. The Public Offering Price will vary with any changes in the bid prices of the underlying Bonds. There is, therefore, no assurance that the Estimated Current Return will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

REDEMPTION AND MARKET FOR UNITS. A Certificateholder may redeem Units at the office of the Trustee, Investors Fiduciary Trust Company (see "Trustee Information"), at prices based upon the bid prices of the Bonds. In addition, although not obligated to do so, the Sponsor intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust (see "Redemption and Repurchase of Units").

SUMMARY OF THE TRUST

Each series of The Kansas Tax-Exempt Trust (the "Trust") is one of a series of unit investment trusts created under the laws of the State of Kansas or Missouri pursuant to a Trust Indenture and Agreement (the "Indenture") between Ranson & Associates, Inc., as Sponsor, and Investors Fiduciary Trust Company, as Trustee.

The Trust consists of a portfolio of interest bearing obligations issued by or on behalf of the State of Kansas and political subdivisions, municipalities and authorities thereof, the interest on which is excludable, in the opinion of recognized bond counsel, from federal gross income, and is exempt from Kansas state income tax (to Kansas residents) and local Kansas intangible personal property taxes. However, in the case of corporations, interest on certain obligations held by the Trust may be subject to the alternative minimum tax for federal income tax purposes. See "Tax Status (Federal, State, Capital Gains)." An investment in the Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in the portfolio. The Sponsor cannot predict whether the value of the Bonds in the portfolio will increase or decrease.

Each Unit offered represents that fractional undivided interest in the Trust indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain unchanged. Units in the Trust will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Indenture.

The Indenture may be amended at any time by consent of Certificateholders representing at least 51% of the Units of the Trust then outstanding. The Indenture may also be amended by the Trustee and the Sponsor without the consent of any of the Certificateholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the interest of the Certificateholders, provided, however, that the Indenture may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in the Trust except in connection with the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Certificateholders of any amendment promptly after the execution thereof.

The Trust may be terminated at any time by consent of Certificateholders representing at least 51% of the Units of the Trust then outstanding or by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of the Trust. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held in the Trust, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution.

Written notice of any termination specifying the time or times at which Certificateholders may surrender their certificates for cancellation shall be given by the Trustee to each Certificateholder at the address appearing on the registration books of the Trust maintained by the Trustee. The Trustee will begin to liquidate any Bonds held in the Trust within a reasonable period of time from said notification and shall deduct from the proceeds any accrued costs, expenses or indemnities provided by the Indenture, including any compensation due the Trustee, any costs of liquidation and any amounts required for payment of any applicable taxes, governmental charges or final operating costs of the Trust.

The Trustee shall then distribute to Certificateholders their pro rata shares of the remaining balances in the Principal and Interest Accounts together with a final distribution statement which will be in substantially the same form as the annual distribution statement (see "Other Rights of Certificateholders"). Any amount held by the Trustee in any reserve account will be distributed when the Trustee determines the reserve is no longer necessary in the same manner as the final distribution from the Principal and Interest Accounts (see "Distribution of Interest and Principal").

The Sponsor and the Trustee shall be under no liability to Certificateholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

Certain of the Bonds in the Trust may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. See "Notes to Trust Portfolio" in Part One of this Prospectus.

DESCRIPTION OF TRUST PORTFOLIO

PORTFOLIO. Since the Trust invests substantially all of its assets in Kansas municipal securities, the Trust is susceptible to political and economic factors affecting issuers of Kansas municipal securities. As of 1991, 2,494,566 people lived in Kansas, representing a .69% increase over the 1990 census. Based on these numbers, Kansas ranked thirty-second in the nation in population size. According to the Kansas Department of Commerce, in 1991 Kansas ranked twenty-first in the nation in terms of per capita income. Historically, agriculture and mining constituted the principal industries in Kansas. Since the 1950's, however, manufacturing, governmental services and the services industry have steadily grown and as of 1993 approximately 15.7% of Kansas workers were in the manufacturing sector, 23.3% in the services sector (not including transportation, public utilities, trade, finance, insurance, and real estate) and 20.8% in the government sector, while the farming and mining sectors combine for 5.0% of the work force. The 1992 unemployment rate was 4.2%. By constitutional mandate, Kansas must operate within a balanced budget and public debt may only be incurred for extraordinary purposes and then only to a maximum of $1 million. As of April 30, 1993, the State of Kansas had no general obligation bonds outstanding.

Certain of the Bonds in the Trust may be obligations which derive their payment from mortgage loans. Included among these Bonds may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation an issuer, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992. In connection with the housing bonds held by the Trust, the Sponsor at the date of this Prospectus is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates. For a general discussion of the effects of Bond prepayments and redemptions on Certificateholders who acquired Units at a time when such Bonds were valued in excess of the principal amount or redemption price of such Bonds, see "General" below. For a general discussion of the effects of Bond prepayments and redemptions on Certificateholders who acquired Units at a time when such Bonds were valued in excess of the principal amount or redemption price of such Bonds, see "Bond Redemptions" below.

Certain of the Bonds in the Trust are hospital revenue bonds. In view of this, an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program. Such adverse changes also may adversely affect the ratings of the Bonds held in the portfolio of the Trust.

Certain of the Bonds in the Trust may be obligations whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of Return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to item review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Bonds to make payments of principal and/or interest on such Bonds.

Certain of the Bonds in the Trust may be transportation revenue bonds. Payment on such bonds is dependent on revenues from projects such as tolls on turnpikes. Therefore, payment may be adversely affected by a reduction in revenues due to such factors as competition from toll-free vehicular bridges and roads, increased cost of maintenance, lower cost of alternative modes of transportation and a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

Certain of the Bonds in the Trust may be obligations which derive their payment primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

BOND REDEMPTIONS Because certain of the Bonds in the Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Certificateholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. The Trustee has no power to vary the investments of the Trust, i.e., the Trustee has no managerial power to take advantage of market variations to improve a Certificateholder's investment.

Certain of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The portfolio in Part One of this Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. See "Trust Portfolio" and "Notes to Trust Portfolio" in Part One. See also "Portfolio" above for possible redemptions prior to initial stated call dates. Certain of the Bonds in the Trust may have been purchased by the Trust at premiums over the par value (principal amount) of such Bonds (see "Trust Portfolio" in Part One). To the extent Certificateholders acquire their Units at a time Bonds are valued at a premium over such par value and such Bonds are subsequently redeemed or prepaid at par or for less than such valuations, Certificateholders will likely sustain losses in connection with such redemptions or prepayments. For the tax effects of Bond redemptions generally, see "Tax Status (Federal, State, Capital Gains)."

GENERAL. To the best knowledge of the Sponsor there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time during the life of the Trust, litigation may be initiated on a variety of grounds with respect to Bonds in the Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Trust has received opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet the obligations undertaken with respect to the Bonds.

OBJECTIVES OF THE TRUST

The Trust has been formed to provide residents of the State of Kansas interest income which is exempt from federal and Kansas state income taxes and from local Kansas intangible personal property taxes. In addition, the Trust also has objectives which include conservation of capital and liquidity of investment. There is no assurance that the Trust's objectives will be met.

In selecting Bonds for the Trust, the following factors, among others, were considered by the Sponsor: (a) either the Standard & Poor's Corporation rating of the Bonds was in no case less than "BBB-" or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa3" including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Trust (see "Description of Bond Ratings") and (b) the prices of the Bonds relative to other bonds of comparable quality and maturity. Medium-quality Bonds (rated BBB or A by S&P or Baa or A by Moody's) are obligations of issuers that are considered to possess adequate, but not outstanding, capacities to service the obligations. Investment in medium-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. During periods of thin trading in these markets, the spread between bind and asked prices is likely to increase significantly, and the Trust may have greater difficulty selling the medium-quality debt securities in its portfolio. After the creation of the Trust, a Bond may cease to be rated or its rating may be reduced below such minimum standards. Neither event requires elimination of such Bond from the portfolio but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "Trustee Information").

The Trust consists of a portfolio of fixed rate, long term debt obligations. An investment in the Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in the portfolio. The Sponsor cannot predict whether the value of the Bonds in the portfolio will increase or decrease.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING INFORMATION

Units in the Trust are offered at the Public Offering Price which is based on the bid prices of the Bonds in the portfolio plus a sales charge set forth in Part One of this Prospectus under "Summary of Essential Financial Information" plus accrued and undistributed interest to the settlement date (five business days after order). Units repurchased in the secondary market may be offered by this Prospectus at the Public Offering Price in the manner described herein.

Although payment is normally made five business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Units offered by this Prospectus will be distributed to the public by the Sponsor and certain dealers. Dealers will be allowed a concession equal to 3.5% of the Public Offering Price; however, resales of Units by such dealers to the public will be made at the Public Offering Price. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession to dealers from time to time. The minimum purchase will be one Unit.

ACCRUED INTEREST TO CARRY

Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Trust is paid to the Trustee either monthly or semi-annually. However, interest on the Bonds in the Trust is accounted for daily on an accrual basis. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Certificateholders until it receives interest payments on the Bonds in the Trust. The Trustee is obligated to advance its own funds, at times, in order to make interest distributions. The Trustee will recover such advances without interest or other costs to the Trust from interest payments made on the Bonds. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

If a Certificateholder sells or redeems all or a portion of his Units or if the Bonds in the Trust are sold or otherwise removed or if the Trust is liquidated, he or she will receive at that time his or her proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

REDEMPTION AND REPURCHASE OF UNITS

Certificateholders may redeem all or a portion of their Units by tender to the Trustee, at its corporate office in Kansas City, Missouri (see "Trustee Information"), of the certificates representing Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed. In order to effect a redemption of Units, Certificateholders must tender their certificates to the Trustee or provide satisfactory indemnity required in connection with lost, stolen or destroyed certificates. No redemption fee will be charged. On the seventh calendar day following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Certificateholder will be entitled to receive in cash for each Unit tendered an amount equal to the redemption price per Unit as next computed after receipt by the Trustee of such tender of Units as determined by the bid price of the Bonds in the Trust on the date of tender (the "Redemption Price") plus accrued interest to, but not including, the date of redemption. The price received upon redemption may be more or less than the amount paid by the Certificateholder depending on the value of the Bonds on the date of tender. The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. In addition, the Trustee is empowered, with certain recommendations allowed by the Sponsor, to sell Bonds in the portfolio of the Trust to make funds available for redemption. Units redeemed shall be cancelled and not be available for reissuance.

The recognized date of tender is deemed to be the date on which Units are received in proper form by the Trustee prior to 3:00 p.m. Central time. Units received by the Trustee after 3:00 p.m. will be deemed to have their recognized date of tender on the next business day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day (see "Evaluation of the Trust").

To the extent that Bonds in the portfolio of the Trust are sold to meet redemptions, the size and diversity of the Trust will be reduced. Such sales may occur at a time when Bonds might not otherwise be sold which may result in lower prices received on the Bonds than might be realized under normal trading conditions.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Certificateholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Certificateholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Certificateholder's tax identification number from the selling broker at the time the certificate is issued, and this number is printed on the certificate and on distribution statements. If a Certificateholder's tax identification number does not appear on the certificate or statements, or if it is incorrect, the Certificateholder should contact the Trustee before presenting a certificate for redemption to determine what action, if any, is required to avoid this back-up withholding.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

The Trustee shall notify the Sponsor of any tender of Units for redemption.
If the Sponsor's Repurchase Price in the secondary market at that time equals or exceeds the redemption price, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the tendering Certificateholder not later than the day on which payment would otherwise have been made by the Trustee. The Public Offering Price of any Units thus acquired by the Sponsor will be in accord with the procedure described in the then currently effective prospectus relating to such Units. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Bonds in the portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Certificateholder cannot find another purchaser, a Certificateholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the redemption price, which is based upon the aggregate bid prices of the Bonds in the portfolio. The aggregate bid prices of the underlying Bonds in the Trust are expected to be less than the related aggregate offering prices. A Certificateholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof.

DISTRIBUTION OF INTEREST AND PRINCIPAL

Interest received by the Trust, including that part of the proceeds from the disposition of Bonds, if any, which represents accrued interest, is credited by the Trustee to the Interest Account. Any other receipts are credited to the Principal Account. Interest received by the Trust will be distributed on or shortly after the first day of each month on a pro rata basis to Certificateholders of record as of the preceding record date (which is the fifteenth day of the month next preceding the distribution). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed on the fifteenth day of each month and will be distributed to Certificateholders as of the first day of the next succeeding month. Such principal distribution may be combined with any interest distribution due to the Certificateholder at that time. Proceeds received from the disposition of any of the Bonds in the portfolio of the Trust after each record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefit from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

The distribution to the Certificateholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to the Certificateholder's pro rata share of the estimated annual income after deducting estimated expenses. Because interest payments are not received by the Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. A person who purchases Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer.

As of the fifteenth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (see "Expenses of the Trust"). The Trustee may also withdraw from said accounts an amount, if deemed necessary, to fund a reserve for any governmental charges or anticipated Trust expenses which may be payable out of the Trust. Amounts so withdrawn will not be considered a part of the Trust's assets until such time as the Trustee shall return all or part of the amount withdrawn to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee (See "Description of Trust Portfolio" and "Redemption and Repurchase of Units").

Funds which are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.

DISTRIBUTION REINVESTMENT OPTION

The Sponsor has entered into arrangements with Ranson Managed Portfolios -
The Kansas Municipal Fund (the "Kansas Municipal Fund") and Ranson Managed Portfolios - The Kansas Insured Municipal Fund-Limited Maturity (the "Kansas Insured Municipal Fund") which permit any Certificateholder of the Trust to elect to have each distribution of interest income or principal, including capital gains, on his Units automatically reinvested in shares of the Kansas Municipal Fund or the Kansas Insured Municipal Fund, respectively.
The investment objective of the Kansas Municipal Fund and the Kansas Insured Municipal Fund is to provide its shareholders with a high level of current income exempt from both federal income tax and Kansas income tax as is consistent with preservation of capital. The objectives and policies of the Kansas Municipal Fund and the Kansas Insured Municipal Fund are presented in more detail in the Kansas Municipal Fund and the Kansas Insured Municipal Fund prospectuses, respectively. Certificateholders should contact the broker from whom they obtained this Prospectus to obtain a current prospectus for the Kansas Municipal Fund and the Kansas Insured Municipal Fund, or they may obtain a current prospectus by contacting Ranson Capital Corporation at (800) 345-2363.

Certificateholders will be able to reinvest their distributions of interest income or principal in the Kansas Municipal Fund and the Kansas Insured Municipal Fund with no sales charge and no minimum investment.

A Certificateholder may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Distribution Reinvestment Option and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor and the Kansas Municipal Fund and the Kansas Insured Municipal Fund each have the right to terminate the Distribution Reinvestment Option, in whole or in part.

TAX STATUS (FEDERAL, STATE, CAPITAL GAINS)

At the respective times of issuance of the Bonds, opinions relating to the validity thereof, to the exemption of interest thereon from federal and Kansas income taxation and to the exemption from local Kansas intangible personal property taxes were rendered by bond counsel to the respective issuing authorities. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Certificateholder is, however, includable in gross income for federal and Kansas state income tax purposes. It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest or earned original issue discount, if any. It should be noted that under recently enacted legislation described below that subjects accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Bonds by the Trustee or of Units by a Certificateholder that would have been treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price the Trust pays for Bonds or the price a Certificateholder pays for his or her Units. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for such opinions.

In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law:

          (1) the Trust is not an association taxable as a corporation for federal income tax purposes and interest and accrued original issue discount on the Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code") will retain its status when distributed to Certificateholders. A Certificateholder's share of the interest on certain Bonds in the Trust will be included as an item of tax preference for both individuals and corporations subject to the alternative minimum tax ("AMT Bonds"). In the case of certain corporations owning Units, interest and accrued original issue discount with respect to Bonds other than AMT Bonds held by the Trust may be subject to the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax");

          (2) exemption of interest and accrued original issue discount on any Bonds for federal income tax purposes does not necessarily result in tax exemption under the laws of the several states as such laws vary with respect to the taxation of such Bonds and in many states all or a part of such interest and accrued original issue discount may be subject to tax; and

          (3) each Certificateholder is considered to be the owner of a pro rata portion of the Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond or when the Certificateholder redeems or sells Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Certificateholder. The amount of any such gain or loss is measured by comparing the Certificateholder's pro rata share of the total proceeds from such disposition with Certificateholder's basis for his or her fractional interest in the asset disposed of. In the case of a Certificateholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the date of acquisition of the Units. The basis of each Unit and of each Bond which was issued with original issue discount must be increased by the amount of accrued original issue discount and the basis of each Unit and of each Bond which was purchased by the Trust at a premium must be reduced by the annual amortization of Bond premium. The tax cost reduction requirements of said Code relating to amortization of bond premium may, under some circumstances, result in the Certificateholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to his original cost. A Certificateholder will realize a taxable gain when his Units are sold or redeemed for an amount greater than his adjusted basis in his Units at the time of such sale or redemption.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which accrued to prior owners. The application of these rules will also vary depending on the value of the Bond on the date a Certificateholder acquires his Units and the price the Certificateholder pays for his Units. Investors with questions regarding these Code sections should consult with their tax advisers. See "Trust Portfolio" in Part One for information relating to Bonds, if any, issued at an original issue discount.

"The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an Investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued). Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while the Trust holds a Bond would be recognized as ordinary income by the Certificateholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale of redemption of the Units, unless a Certificateholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Certificateholders should consult their tax advisers regarding these rules and their application.

Interest on certain "specified private activity bonds" held by the Trust will be treated as an item of tax preference for purposes of computing the alternative minimum tax of all Certificateholders of the Trust, including individuals. As a result, such interest income may be subject to the alternative minimum tax. The Trust will annually supply Certificateholders with information regarding the amount of Trust income attributable to those "specified private activity bonds" held by the Trust that give rise to a specific item of tax preference. Certificateholders should consult their tax adviser regarding the potential application of the alternative minimum tax and the impact of a portion of the Trust's income being characterized as a tax preference.

For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1986 such as the AMT Bonds, is included as an item of tax preference.

In the case of corporations, for taxable years beginning after December
31, 1986, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on the Bonds in the Trust. Corporate Certificateholders are urged to consult their tax advisers with respect to the particular tax consequences to them, including the corporate alternative minimum tax, Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

The Code provides that interest on indebtedness incurred or continued to purchase or carry obligations, the interest on which is wholly exempt from federal income taxes, is not deductible. Because each Certificateholder is treated for federal income tax purposes as the owner of a pro rata share of the Bonds owned by the Trust, interest on borrowed funds used to purchase or carry Units of the Trust will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. However, these rules generally do not apply to interest paid on indebtedness incurred for expenditures of a personal nature such as a mortgage incurred to purchase or improve a personal residence. Federally tax-exempt income, including income on Units of the Trust, will be taken into consideration in computing the portion, if any, of social security benefits received that will be included in a taxpayer's gross income subject to federal income tax. It should be noted that under the Tax Act, the portion of social security benefits subject to inclusion in taxable income has been raised for taxable years starting in 1994. Under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding these issues should consult with their tax advisers.

For taxpayers other than corporations, net capital gains are subject to a maximum federal rate of 28 percent. However, it should be noted that legislative proposals are made from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

Under the code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

In the case of certain of the Bonds in the Trust, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities, or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from federal gross income, although interest on such securities received by others would be excludable from federal gross income. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

In the opinion of Chapman and Cutler, counsel for the Sponsor, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986 as amended, under existing Kansas law;

The Trust is not an association taxable as a corporation for Kansas income tax purposes;

Each Certificateholder of the Trust will be treated as the owner of a pro rata portion of the Trust, and the income and deductions of the Trust will therefore be treated as income of the Certificateholder under Kansas law;

Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) however, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on insurance companies under
Article 40, Chapter 28 of the Kansas statutes unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas; interest on the Bonds which is exempt from Kansas income taxation when received by the Trust will continue to be exempt when distributed to a Certificateholder (other than a bank, trust company or savings and loan association);

Each Certificateholder of the Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Certificateholder redeems or sells Units of the Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes; and

Interest received by the Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law.

No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law.

In addition, in the opinion of Chapman and Cutler, under Missouri law, as presently enacted and construed:

          (i) The Trust is not an association taxable as a corporation for Missouri income tax purposes.

          (ii) The Certificateholders of the Trust will be treated as the owners of a pro rata portion of the Trust and the income of the Trust will therefore be treated as income of the Certificateholders under Missouri law.

          (iii) The Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Certificateholder's share of the Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except in the case of certain Certificateholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

All statements of law in the Prospectus concerning exemption from federal, state or other taxes are the opinion of counsel and are to be so construed.

EXPENSES OF THE TRUST

The Sponsor will not receive any fees in connection with activities relating to the Trust. However, for regularly evaluating the portfolio of the Trust, the Evaluator (which is the Sponsor) will receive the annual fee indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in the Trust at any time during such period.

The Trustee will receive for ordinary services the annual fee from the Trust indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in the Trust at any time during such period. Both the Trustee's fee and the evaluation fee paid to the Sponsor may be adjusted without prior approval from Certificateholders, provided that all adjustments upward will not exceed the cumulative percentage increase of the United States Department of Labor's Consumer Price Index or, if such index is no longer published, in a comparable index. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Certificateholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Indenture, see "Trustee Information" and "Other Rights of Certificateholders."

The following is a summary of expenses of the Trust which, when owed to the Trustee, are secured by a lien on the assets of the Trust: (1) the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Certificateholders; (2) any taxes and other governmental charges upon the Bonds or any part of the Trust (no such taxes or charges are currently being levied or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture and all disbursements and expenses including counsel fees (including fees of counsel which the Trustee may retain) and auditing fees sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not available in the Interest and Principal Accounts. Costs of disbursement (including postage, checks and handling) of interest, principal and redemption distributions will be paid by the Trustee and will not be charged to the Trust.

EVALUATION OF THE TRUST

The Public Offering Price and the Redemption Price per Unit are based on the bid prices per Unit of the Bonds in the portfolio of the Trust plus accrued interest. The Public Offering Price per Unit also includes a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." While the Trustee has the power to determine the Public Offering Price per Unit and the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the Public Offering Price per Unit and the Redemption Price per Unit on a daily basis as of 3:00 p.m. Central time on days the New York Stock Exchange is open (and on any other days on which Sponsor secondary market transactions or redemptions occur). With each evaluation the Public Offering Price per unit and Redemption Price per Unit is adjusted commensurate with such evaluation and prices will be effective for all orders for purchases, sales or redemptions received at or prior to 3:00 p.m. Central time on each such day. Orders received by the Trustee or Sponsor after that time, or on a day when no evaluation is made, will be held until the next determination of price. Each evaluation of the Trust has been and will be determined on the basis of cash on hand in the Trust or money in the process of being collected, the value of the Bonds in the portfolio of the Trust based on the bid prices of the Bonds and interest accrued thereon not subject to collection less any taxes or governmental charges payable, any accrued expenses of the Trust and any cash held for distribution to Certificateholders. The result of that computation is then divided by the number of Units outstanding as of the date thereof to determine the per Unit value of the Trust.

The Evaluator may determine the value of the Bonds in the portfolio of the Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held in the Trust; (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds; (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds; or (4) by any combination of the above.

OTHER RIGHTS OF CERTIFICATEHOLDERS

The Trustee shall furnish Certificateholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Certificateholder a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for fees and expenses of the Trust and for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year;
(2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

For Series 4 and subsequent series, the Indenture requires the Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. For Series 1 through 3, while the Indenture does not require a Trust audit on an annual basis at the expense of the Trust, the Trustee has determined that such an audit is in the best interests of Certificateholders and, therefore, it is expected that each year such an audit will be performed. The Trustee shall not be required (in the case of Series 4 and subsequent series), however, and does not intend (in the case of Series 1 through 3) to cause such an audit to be performed if its cost to the Trust shall exceed certain specified amounts (not exceeding $.50 per Unit) on an annual basis. Certificateholders may obtain a copy of such audited financial statements upon request.

In order to comply with federal and state tax reporting requirements, Certificateholders will be furnished, upon request to the Trustee, evaluations of the Bonds in the Trust furnished to it by the Evaluator.

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Certificateholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.
Certificates will be issued in denominations of one Unit or any multiple thereof. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement. Although no such charge is now made or contemplated, the Trustee may require a Certificateholder to pay a reasonable fee to be determined by the Trustee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange.

SPONSOR INFORMATION

Ranson & Associates, Inc., an investment banking firm created in 1995 by a number of former owners and employees of Ranson Capital Corporation, is the sponsor and successor sponsor of Series 1-78 of The Kansas Tax-Exempt Trust and Multi-State Series 1-6 of The Ranson Municipal Trust and is the Sponsor of the Trust. Ranson & Associates, Inc. is the successor to a series of companies, the first of which was originally organized in Kansas in 1935. During its history, Ranson & Associates, Inc. and its predecessors have been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Ranson & Associates, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts and serves as the financial advisor and as an underwriter for issuers in the Midwest and Southwest, especially in Kansas, Missouri and Texas.

The Company's offices are currently located at 120 South Market, Suite 450, Wichita, Kansas 67202. As of January 15, 1996, the total unaudited stockholders' equity of Ranson & Associates, Inc. was $355,000. (This paragraph relates only to the Sponsor and not to any Series of The Kansas Tax-Exempt Trust or to any other dealer. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As stated under "Redemption and Repurchase of Units," the Sponsor intends to maintain a secondary market for the Units of the Trust. In so maintaining a market, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Bonds in the Trust and includes a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information"). In addition, the Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Indenture and liquidate the Trust as provided therein or (iii) continue to act as Trustee without terminating the Indenture.

TRUSTEE INFORMATION

The Trustee, Investors Fiduciary Trust Company, is a trust company specializing in investment services, organized and existing under the laws of Missouri, having its trust office at 127 West 10th Street, Kansas City, Missouri 64105. The Trustee is subject to supervision and examination by the Division of Finance of the State of Missouri and the Federal Deposit Insurance Corporation. The Trustee is jointly owned by DST Systems, Inc. and Kemper Financial Services, Inc.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the Trust portfolio. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Certificateholder and for the payment of expenses for which funds may not be available, such of the Bonds as are designated by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Bonds would be detrimental to the interest of the Certificateholders. The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Certificateholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by the Trust of any securities other than the Bonds initially deposited is not permitted.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

In accordance with the Indenture, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the certificates issued by the Trust to, every Certificateholder of the Trust. Such books and records shall be open to inspection by any Certificateholder at all reasonable times during the Trustee's usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Indenture on file in its office available for inspection at all reasonable times during its usual business hours by any Certificateholder, together with a current list of the Bonds held in the Trust.

Under the Indenture, the Trustee or any successor trustee may resign and be discharged of the trust created by the Indenture by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Certificateholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Indenture at any time with or without cause. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

LEGAL AND AUDITING MATTERS

The legality of the Units offered hereby and certain matters relating to federal and Kansas tax law have been passed upon by Chapman and Cutler, Chicago, Illinois, as special counsel for the Sponsor.

The statement of net assets, including the Trust portfolio, of the Trust, included in Part One of this Prospectus and Registration Statement have been examined by Allen, Gibbs & Houlik, independent auditors, as set forth in their report appearing in Part One of this Prospectus, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S CORPORATION.  A description of the applicable
Standard & Poor's Corporation rating symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard and Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

          1) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2)  Nature of and provisions of the obligation; and

          3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

Aaa-Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con. (-)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, or the Sponsor or any dealer. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all of the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                       TABLE OF CONTENTS
TITLE                                                         PAGE
General Summary of Information                                  1
Summary of the Trust                                            2
Description of Trust Portfolio                                  4
Objectives of the Trust                                         8
Estimated Current Return and Estimated Long-Term Return         9
Public Offering Information                                     9
Accrued Interest to Carry                                      10
Redemption and Repurchase of Units                             10
Distribution of Interest and Principal                         12
Distribution Reinvestment Option                               13
Tax Status (Federal, State, Capital Gains)                     14
Expenses of the Trust                                          19
Evaluation of the Trust                                        20
Other Rights of Certificateholders                             20
Sponsor Information                                            22
Trustee Information                                            23
Legal and Auditing Matters                                     24
Description of Bond Ratings                                    25









                  Contents of Post-Effective Amendment
                        to Registration Statement
This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                           The facing sheet

                            The prospectus

                            The signatures

                The Consent of Independent Accountants




                                  S-1





                             SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Kansas Tax-Exempt Trust, Series 54, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Wichita and State of Kansas on the 29th day of November, 1996.

               THE KANSAS TAX-EXEMPT TRUST, SERIES 54
                 (Registrant)

               By RANSON & ASSOCIATES, INC.
                 (Depositor)


               Attest   John A. Ranson
                     ----------------------
                     President and Director

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities on November 29, 1996:

   Signature                    Title

John A. Ranson          President and Director         )
                                                       )
Alex R. Meitzner        Chairman of the Board          )
                                                       )
                                                       )
Robin K. Pinkerton      Secretary, Treasurer and       )
                         Director                      )   John A. Ranson
                                                        ----------------------
                                                        President and Director

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of The Kansas Tax-Exempt Trust, Series 51 (File No. 33-46376) and Series 52 (33-47687) and the same are hereby incorporated herein by this reference.


                                  S-2